Black Hills Corporation in brief

We are a diversified energy company with retail and wholesale operations in 12 states, extending from the Midwest to the West
Coast. Corporate headquarters are in Rapid City, SD with wholesale energy subsidiary offices in Golden, CO.

Black Hills Power. Our legacy electric utility serves 65,000 customers primarily located in western South Dakota, and also serves parts of
Wyoming and Montana.

Cheyenne Light, Fuel & Power. Acquired in 2005, this gas and electric utility serves 39,000 electric and 33,000 gas customers in Cheyenne and parts of Laramie County, WY.

Black Hills Exploration and Production. Our oil and gas operations had
~170 BCFE of proven natural gas and oil reserves
at YE 2005. About 82% of total reserves are gas. Production in
2005 was 13.7 BCFE. Primary operations are in San Juan Basin (NM),
Piceance Basin (CO) and Powder River Basin (WY).

Black Hills Generation. We operate 1000 MW of independent power production (IPP), primarily in Wyoming, Colorado, Nevada and California.
Most of the fleet serves peaking and intermediate load. Over 95% is under contract with load-serving utilities.

Wyodak Resources. Our coal mine has ~290 million tons of reserves in the Powder River Basin of Wyoming. 2005 production was 4.7 million tons.
Most of the coal production fuels power plants at the mine.

Enserco Energy. Energy marketing is concentrated in the Rocky
Mountain region. We offer producer, origination, transportation and storage services out of our Golden, CO office, with a branch office
in Calgary, Alberta. Average daily physical gas volumes in 2005 were about 1.4 million MMBTU. Enserco also began oil marketing services in
2006.

DIVERSIFIED ENERGY ASSETS

      BLACK HILLS CORPORATION

      has agreed to acquire

      AQUILA’S UTILITY OPERATIONS
      IN COLORADO, KANSAS,
      NEBRASKA AND IOWA

Transaction Overview

Black Hills to acquire utility properties

  On February 7, 2007, Black Hills Corporation (NYSE: BKH)
      announced definitive agreements to acquire certain Aquila utility operations in Colorado, Kansas, Nebraska and Iowa, subject to regulatory and other approvals and customary closing conditions.

  The deal is expected to be completed in about a year, for a purchase price of $940 million, subject to working capital adjustments at closing.

  Black Hills has obtained a bridge financing commitment in
      advance of permanent financing. We expect to finance the deal with a combination of equity, mandatory convertible securities, corporate-level debt, and internally generated cash resources.

  We expect to maintain our investment-grade credit rating.

      (Based on recent public information)

Total assets                                              ~ $3       Billion

Regulated customers:
Electric                                                197,000Customers
Gas                                                    556,000Customers
    Total regulated customers                    753,000 Customers

Power generation resources:
   Regulated, operated                                  537      MW
   Regulated, contracted                                398     MW
   Regulated, under construction                        90 MW
   Independent power production                    1,000 MW
      Total generation resources                     2,025 MW

Natural gas and oil reserves                         ~ 170 BCFE

Coal reserves                                           ~ 290 Million tons

Natural gas marketing average
daily physical volume                                     1.4 Million MMBTU

Regulated utility operations in 7 states

Wholesale energy operations in 12 states

DEFINITIVE AGREEMENTS REACHED

A LOOK AT THE COMBINED COMPANY

February 2007

www.blackhillscorp.com

Black Hills Assets

Utility operations

Power generation

Gas production

Oil production

Coal mine

Energy marketing

We’re here to serve.
Black Hills Corporation has signed
definitive agreements to acquire
certain utility assets of Aquila, Inc.
located in Colorado, Kansas,
Nebraska and Iowa, with Great Plains
Energy, of Kansas City, Missouri,
separately acquiring Aquila’s other
utility assets in Missouri. The deal
is subject to various regulatory and
other approvals and customary closing conditions. We strongly believe this transaction serves the interests of our customers, communities, employees and investors alike.

The merits of the transaction are strategic, economic and public-
minded. Acquiring these assets will strengthen our utility
operations, enhance resource planning and utilization, increase operating efficiency and help us improve financial performance.

Black Hills has a long history of successfully partnering with the communities we serve. That record includes high levels of
customer service satisfaction and value-priced energy products.
It also speaks to our commitment to our friends and neighbors, with whom we volunteer our time and efforts and make financial contributions to make our communities’ civic, charitable and philanthropic organizations successful.

We invest for the long run, and the proposed acquisition of
these fine utility assets will provide opportunities to grow and to create value for shareholders while providing safe, reliable and economical energy to our customers.

We look forward to serving more customers, in more ways, and thereby creating more value for them, our shareholders and our other constituents in the years ahead.

Thank you for your interest and support!

STRATEGIC RATIONALE

   This brochure includes “forward-looking statements” as defined by the Securities and Exchange Commission. These statements
concern our plans, expectations and objectives for future
operations. All statements, other than statements of historical facts, included in the presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. They are based on assumptions which we believe are reasonable based
on current expectations and projections about future events and industry conditions and trends affecting our business. However, whether actual results and developments conform to our
expectations and predictions is subject to a number of risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Please refer to cautionary language provided in our February 7, 2007 press release on the proposed acquisition of assets, as well as our SEC Form 10-K, Form 10-Q and other public disclosures.

Caution on forward-looking statements

COMBINED RETAIL PRESENCE

Expanded customer base and diverse contiguous geographic
territory enhances financial stability and operating efficiencies.

Proven Black Hills/Cheyenne business model applicable
in new service territories which have similar customer and
community profiles.

Lowers overall business risk through revenue and regulatory
diversification.

Benefits extend to customers, communities, employees and
investors.

Conservatively financed transaction with strong cash flow
and earnings from stable, risk-managed operations.

Longer-term upside potential from possible power generation
construction and integration opportunities in Colorado; up to
300 MW of additional base-load generation could be added to
serve growing needs of electric utility.

CHAIRMAN’S MESSAGE

DAVID R. EMERY

Chairman, President & CEO

Black Hills Corporation

$940 million all-cash deal; Black Hills expects to maintain
investment-grade credit rating with permanent financing through a combination of equity, mandatory convertible securities, debt and internally generated cash resources.

Solid balance sheet supports strong financial foundation.

Stable and predictable cash flows expected: earnings per share break-even expected after a year of transitional costs, with EPS accretion beginning in second full year.

Higher-growth utilities in Colorado reflect regional demographics;
stable-growth utilities in Kansas, Nebraska and Iowa.

FINANCIAL DETAILS AND RATIONALE

Acquired gas utilities in Colorado, Kansas,
Nebraska and Iowa

Acquired electric utility in Colorado

Seven utilities would serve
about 750,000 customers
in adjoining states in the
Midwest and Rocky Mountains.

Cheyenne
Light

WY

CO

NE

KS

IA

Rapid City

Black Hills Power

SD

MT